EXHIBIT 10.1

AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

June 20, 2013

Reference is made to that certain Second Amended and Restated Credit Agreement (as the same has been, and may hereafter be, amended, restated and supplemented from time to time, the “Credit Agreement”) dated as of November 24, 2010, among Heartland Payment Systems, Inc., a Delaware corporation (the “Borrower”), the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent, Swingline Lender and Issuing Bank (the “Administrative Agent”). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Credit Agreement.
W I T N E S S E T H :
WHEREAS, the Borrower has requested that the Lenders, the Administrative Agent, the Swingline Lender and the Issuing Bank amend certain provisions of the Credit Agreement, and such parties are willing to so amend such provisions on the terms and conditions set forth herein;
NOW, THEREFORE, the parties hereto agree as follows:
SECTION 1.    Amendments to Section 1.01.
(a)    The following definition in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Permitted Basket Repurchases” shall mean repurchases of Equity Interests by Borrower in an amount not to exceed (i) $50,000,000 in the aggregate during the period commencing on the Second Amendment Effective Date and ending on the Maturity Date and (ii) in addition to such $50,000,000, if positive, the sum of (a) 50% of Aggregate Positive Net Income minus (b) 100% of Aggregate Net Loss, in each case as of the most recently ended fiscal quarter for which Borrower has delivered financial statements pursuant to clause (a) or (b) of Section 5.01; provided that no repurchase of Equity Interests shall be deemed to be a Permitted Basket Repurchase at any time unless (x) no Default or Event of Default shall exist both before and immediately after giving effect to such Permitted Basket Repurchase and (y) after giving effect to such Permitted Basket Repurchase, the Total Leverage Ratio shall be less than or equal to 2.25 to 1.00 at such time.
(b)    Section 1.01 of the Credit Agreement is hereby amended to add the following definition in appropriate alphabetical order:
“Second Amendment Effective Date” shall mean June 20, 2013.

SECTION 2.	Representations and Warranties.
To induce the undersigned Lenders to enter into this Amendment, each Loan Party hereby represents and warrants that at the time of and immediately after the occurrence of the Effective Date:
the representations and warranties of such Loan Party contained in each Loan Document are true and correct on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties specifically refer to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date;
no Default or Event of Default has occurred and is continuing; and
this Amendment constitutes the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles of general applicability.

SECTION 3.	Effectiveness.
This Amendment shall become effective (the “Effective Date”) when, and only when, the Administrative Agent shall have received the following:
(a)    counterparts of this Amendment duly executed and delivered by (i) the Borrower, (ii) the Guarantors, (iii) the Required Lenders and (iv) the Administrative Agent;
(b)    payment of an amendment fee in the amount of (x) 0.05% multiplied by (y) the sum of (A) the aggregate Revolving Credit Commitments of the Lenders signatory hereto plus (B) the aggregate outstanding principal amount of the Term Loans held by the Lenders signatory hereto as of the Effective Date, for distribution to the Lenders signatory hereto;
(c)    payment of all costs and expenses described Section 8 below for which invoices have been presented on or before the Effective Date;
(d)    each of the representations and warranties set forth in Section 2 above shall be true and correct on and as of the date hereof; and
(e)    such other certificates, documents and other instruments as the Administrative Agent may reasonably request, all in form and substance reasonably acceptable to the Administrative Agent.

SECTION 4.	Effect of Amendment.
From and after the effectiveness of this Amendment, each reference to “hereof’, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall refer to the Credit Agreement as amended by this Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders under the Credit Agreement or under any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 5.	Confirmation of Loan Documents.
The terms, provisions, conditions and covenants of the Credit Agreement, as amended by this Amendment, and the other Loan Documents remain in full force and effect and are hereby ratified and confirmed, and the execution, delivery and performance of this Amendment shall not, except as expressly set forth in this Amendment, operate as a waiver of, consent to or amendment of any term, provision, condition or covenant thereof. Without limiting the generality of the foregoing, nothing contained herein shall be deemed (a) except as expressly set forth herein, to constitute a waiver of compliance or consent to noncompliance by the Borrower or any Subsidiary with respect to any term, provision, condition or covenant of the Credit Agreement or any other Loan Document; (b) to prejudice any right or remedy that the Administrative Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document; or (c) except as expressly set forth herein, to constitute a waiver of compliance or consent to noncompliance by the Borrower or any Subsidiary with respect to the terms, provisions, conditions and covenants of the Credit Agreement and the other Loan Documents made the subject hereof. The Borrower represents and acknowledges that it has no claims, counterclaims, offsets, credits or defenses to the Loan Documents or the performance of its obligations thereunder.

SECTION 6.	Ratification of Guaranty.
Each Guarantor hereby ratifies and confirms its Guaranty and each Guarantor hereby represents and acknowledges that it has no claims, counterclaims, offsets, credits or defenses to the Loan Documents or the performance of its obligations thereunder. Furthermore, each Guarantor agrees that nothing contained in this Amendment shall adversely affect any right or remedy of the Administrative Agent or the Lenders under its respective Guaranty. Each Guarantor agrees that all references in such Guaranty to either the “Guaranteed Obligations” or the “Guarantied Obligations”, as applicable, shall include, without limitation, all of the obligations of the Borrower to the Administrative Agent and the Lenders under the Credit Agreement, as amended by this Amendment. Finally, each Guarantor hereby represents and warrants that the execution and delivery of this Amendment and the other Loan Documents executed in connection herewith shall in no way change or modify its obligations as a guarantor, debtor, pledgor, assignor, obligor and/or grantor under its respective Guaranty and shall not constitute a waiver by the Administrative Agent or the Lenders of any of their rights against such Guarantor.

SECTION 7.	Governing Law.
This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 8.	Fees and Expenses.
The Borrower agrees to pay on demand all reasonable out-of-pocket costs and reasonable expenses of the Administrative Agent in connection with the negotiation, preparation, execution, and delivery of this Amendment and the other documents prepared in connection herewith, including, without limitation, the reasonable and invoiced fees and out-of-pocket expenses of external counsel for the Administrative Agent.

SECTION 9.	Counterparts.
This Amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same Amendment. Delivery of this Amendment may be made by telecopy or electronic transmission of a duly executed counterpart copy hereof; provided that any such delivery by electronic transmission shall be effective only if transmitted in .pdf format, .tif format or other format in which the text is not readily modifiable by any recipient thereof.

SECTION 10.	Headings.
Section and subsection headings in this Amendment are for convenience of reference only, and are not part of, and are not to be taken into consideration in interpreting, this Amendment.

SECTION 11.	FINAL AGREEMENT.
THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
HEARTLAND PAYMENT SYSTEMS, INC.,
a Delaware corporation, as Borrower

By:         /s/ Maria Rueda
Name:    Maria Rueda
Title:    Chief Financial Officer

Signature Page to Amendment No. 2

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and a Lender

By:         /s/ Goh Siew Tan
Name:     Goh Siew Tan
Title:     Vice President

Signature Page to Amendment No. 2

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:        /s/ Robert W. Boswell
Name:     Robert W. Boswell
Title:     Senior Vice President

Signature Page to Amendment No. 2

BANK OF AMERICA, N.A.,
as a Lender

By:        /s/ Laura H. McAulay
Name:     Laura H. McAulay
Title:    Senior Vice President

Signature Page to Amendment No. 2

WELLS FARGO BANK, N.A.,
as a Lender

By:        /s/ James T. King
Name:     James T. King
Title:    Senior Vice President

Signature Page to Amendment No. 2

SUNTRUST BANK,
as a Lender

By:     /s/ David Bennett
Name:     David Bennett
Title:    Director

Signature Page to Amendment No. 2

THE BANK OF EAST ASIA, NEW YORK BRANCH,
as a Lender

By:        /s/ James Hua
Name:     James Hua
Title:    Senior Vice President

By:        /s/ Kitty Sin
Name: Kitty Sin
Title:    Senior Vice President

Signature Page to Amendment No. 2

Each of the undersigned, as Guarantors, hereby (a) acknowledges this Amendment, and (b) makes the representations, warranties, confirmations and agreements set forth in Sections 2, 5 and 6 of this Amendment.

THE HEARTLAND PAYROLL COMPANY, L.L.C.

By:         /s/ David Gilbert
Name: David Gilbert
Title: President

DEBITEK, INC.

By:     /s/ Robert H. B. Baldwin, Jr.
Name: Robert H. B. Baldwin, Jr.
Title: Vice Chairman

HEARTLAND ACQUISITION, LLC

By:     /s/ Robert H. B. Baldwin, Jr.
Name: Robert H. B. Baldwin, Jr.
Title: Vice Chairman

Signature Page to Amendment No. 2